UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 15, 2008

Accelerated Building Concepts Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

13-3886065
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Dr. Melbourne, FL	32935
(Address of Principal Executive Officer)	(Zip Code)

(321)-421-6597
Regsitrant's telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.02NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETE INTERIM REVIEW

On August 13, 2008, the Registrant received a comment letter from the Securities Exchange Commission (“S.E.C.”) in connection with its Form 10-K for the year ended December 31, 2007 and its Form 10-Q for the period ended March 31, 2008 (the “Comment Letter”). The Comment Letter questioned, in part, the registrants accounting treatment of a reverse acquisition transaction and related recapitalization which occurred in fiscal year 2007. The Registrant is reviewing this Comment Letter with its independent accountants and the changes, if any, to be made to its previously file financial statements. The Registrants previously issued financial statements for the year ended December 31, 2007 and quarter ended March 31, 2008, should no longer be relied upon because an error in such financial statements as addressed in Accounting Principals Board Opinion No. 20, as may be modified, supplemented or succeeded.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements

Not applicable.

(b)Pro Forma Financial Information

Not applicable.

(c)Exhibits:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATED BUILDING CONCEPTS CORPORATION

/s/ Joseph Sorci

_______________________
Joseph Sorci
Chairman and Chief Executive Officer
Date: August 19, 2008